EXHIBIT 32.2


The following certification accompanies North Bay Bancorp's Quarterly Report on Form 10-Q and is not filed as provided in SEC Release Nos. 33-8212, 34-47551 and IC 25967, dated March 21, 2003.


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-Q of North Bay Bancorp for the quarter ended June 30, 2004, I, Lee-Ann Cimino, Chief Financial Officer of North Bay Bancorp, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) such Quarterly Report on Form 10-Q of North Bay Bancorp for the quarter ended June 30, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) the information contained in such Quarterly Report on Form 10-Q of North Bay Bancorp for the quarter ended June 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of North Bay Bancorp.


Dated:  August 11, 2004

                                   /s/ LEE-ANN CIMINO
                                   ---------------------------------------------
                                   LEE-ANN CIMINO
                                   Chief Financial Officer




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